Exhibit  10.1

                                 PROMISSORY NOTE
                                 ---------------


$  3,500,000.00                    January  3,  2006


     FOR VALUE RECEIVED FTS Group, Inc., a Nevada corporation, having a place of business at 7610 West Hillsborough Avenue, Tampa, Florida 33615 (the "Payor") hereby unconditionally promises to pay, without defalcation or offset and except as may otherwise be provided, without notice or demand, to the order of Richard
E. Miller, and/or his successors, assigns, heirs and personal representatives having an address at 229 3rd Avenue, Homer City, Pennsylvania 15748 ("Payee"), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of Three Million Five Hundred Thousand and No/100 ($3,500,000.00) Dollars, in lawful money of the United States of America in accordance with the terms of this Note.

                            ARTICLE 1  PAYMENT TERMS
                                       -------------

     Payor  agrees  to  pay sums due under this Note in installments as follows:

     (a)     Payments;  Term  of the Loan.  Commencing on the third (3rd) day of
             ----------------------------
April, 2006 (the "First Payment Date"), and continuing every three (3) months thereafter, a total of seven (7) quarterly equal payments each in the sum of two-hundred fifty thousand dollars ($250,000.00). Payor shall make an additional payment of one million dollars ($1,000,000.00) on January 3, 2007. Payor shall further make a final payment of seven hundred fifty thousand dollars ($750,000.00) to Payee on April 3, 2008 (the "Installments").

     (b)     Maturity.  On  April 3, 2008 (the "Maturity Date"), this Note shall
             --------
mature and the entire unpaid principal balance hereof, and all other sums which may be due and payable shall become due and payable in full.

     (c)     Place and Manner of Payments.  All payments (including prepayments)
             ----------------------------
to be made in respect of principal, interest or other amounts due from Payor hereunder shall be payable by 2:00 p.m., Eastern time, at Payee's address set forth on page 1 of this Note (or such other address as Payee may designate from time to time) on the day when due. Such payments shall be made to Payee in lawful money of the United States of America in funds immediately available at such office without setoff, counterclaim or other deduction of any nature. Any such payment received by Payee after 2:00 p.m., Eastern time, on any day shall be deemed to have been received on the next succeeding Business Day (as hereinafter defined). Whenever any payment to be made under this Note or any other Loan Document shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next following business Day and such extension of time shall be included in computing interest, if any, in connection with such payment. To the extent permitted by law, after there shall have become due beyond all applicable cure periods (by acceleration of otherwise) any other amounts due from Payor hereunder or under, such amount shall bear interest for each day until paid (before and after judgment), payable on demand, at the Default Rate (as hereinafter defined).

     (d)     Application  of  Payments.  All  payments  shall  be applied to the
             -------------------------
reduction  of  principal.

                               ARTICLE 2  INTEREST
                                          --------

     The  Note  will  not  bear  any  interest.

                       ARTICLE 3  DEFAULT AND ACCELERATION
                                  ------------------------

     Upon the occurrence of an Event of Default (as defined in the Stock Purchase Agreement of even date herewith): (a) the entire unpaid balance of the Loan, and all other sums paid by any holder hereof to or on behalf of Payor, or any successor in interest to the Payor, pursuant to the terms of this Note, together with late charges thereon, including interest at the Default Rate as applicable, at the option of Payee or the then holder hereof and without notice, shall become immediately due and payable, and one or more executions may forthwith issue on any judgment or judgments obtained by virtue hereof; and (b) Payee or the then holder hereof may exercise all of its rights and remedies provided it in the Stock Purchase Agreement, at law or in equity. No failure on the part of any holder hereof to exercise any of the rights hereunder or under the Stock Purchase Agreement shall be deemed a waiver of such rights or of any Event of Default hereunder or thereunder.

     Payor hereby releases Payee from all errors and defects whatsoever in entering an action on account of such Event of Default and any judgment obtained pursuant thereto.

                           ARTICLE 4  DEFAULT INTEREST
                                      ----------------

     Notwithstanding the stated Interest Rate above, from and after the date of any Event of Default (as hereinafter defined) until such Event of Default is cured, and after the maturity hereof, the Loan shall bear interest at a rate per annum equal to the highest interest rate permitted under the laws of the Commonwealth of Pennsylvania (the "Default Rate"); which Default Rate shall be effective before and after judgment.

                             ARTICLE 5  LATE CHARGE
                                        -----------

     In addition to the foregoing, in the event any installment of principal is not paid within ten (10) days of the due date thereof, Payor shall, upon demand, pay a late charge on the over due Installment(s), only as determined by Payee, not to exceed five (5%) percent of any such overdue payment, as compensation for the additional services resulting from such overdue payment, which "late charge" shall be payable on demand. This charge shall be in addition to, and not in lieu of, any other remedy Payee may have and is in addition to any fees and charges of any agents or attorneys which Payee is entitled to employ upon the occurrence of any default hereunder, whether authorized herein, or by law.

                              ARTICLE 6  PREPAYMENT
                                         ----------

     Payor shall have the right to prepay the principal indebtedness, in whole or in part, at anytime without penalty.

                       ARTICLE 7  STOCK PURCHASE AGREEMENT
                                  ------------------------

     This Note evidences the amount payable by Payor hereunder and/or under the Stock Purchase Agreement. This Note is secured by and entitled to the benefits of a Stock Escrow Agreement of even date herewith (the "Stock Escrow Agreement").

                       ARTICLE 8  TAXES AND REVENUE STAMPS
                                  ------------------------

     If at any time the United States Government, the Commonwealth of Pennsylvania, or any subordinate political subdivision thereof, or any department or bureau thereof shall require Internal Revenue stamps, assess a personal property tax, or levy any similar tax, fee or assessment on this Note, then and in such event upon demand from Payee, the Payor shall pay for same; and upon default in such payment within fifteen (15) days after demand for same, the holder of this Note may pay for such stamps and add the amount so paid to the principal debt evidenced by this Note and secured by the Stock Escrow Agreement, and said additional principal shall bear interest at the Default Interest Rate. If any law or ordinance adopted hereafter imposes a tax on the holder hereof with respect to this Note, the holder shall have the right at its election from time to time to require Payor, upon thirty (30) days notice, to pay such tax and, if not so paid, the holder hereof may pay such sum, which sum shall thereafter be added to the principal debt evidenced by this Note and secured by the Stock Escrow Agreement, and said additional principal shall bear interest at the Default Interest Rate. All of the obligations herein contained shall be absolute and unconditional, without regard to the liability of any other party hereto. Anything to the contrary herein notwithstanding, Payor shall have no obligation to pay any income, excess profits or similar tax based on and measured by net profits or gross profits levied on Payee or other holder hereof.

                              ARTICLE 9  INDEMNITY
                                         ---------

     Payor hereby indemnifies and agrees to save and hold Payee harmless from and against any and all liability, claim, loss or cost whatsoever, including reasonable attorney's fees and expenses, arising from any action of any nature whatsoever taken against Payor as the owner of See World Satellites, Inc.'s common stock or against Payee, as successor in title thereto, for any violation, omission, situation or condition under any law, statute, rule, regulation, judicial determination or ordinance now or hereafter in effect. This indemnity shall survive repayment of the Note in full and release of the Note.

                       ARTICLE 10  CONFESSION OF JUDGEMENT
                                   -----------------------

     PAYOR DOES HEREBY EMPOWER ANY ATTORNEY OF ANY COURT OF RECORD WITHIN THE UNITED STATES UPON THE OCCURRENCE OF AN EVENT OF DEFAULT (AS DEFINED IN THE LOAN AGREEMENT OF EVEN DATE HEREWITH) TO APPEAR FOR PAYOR AND, WITH OR WITHOUT DECLARATION FILED, CONFESS JUDGMENT AGAINST PAYOR AND IN FAVOR OF PAYEE, ITS SUCCESSORS AND ASSIGNS, FOR SUCH SUMS AS SHALL HAVE BECOME DUE UNDER THIS NOTE, BY ACCELERATION OR OTHERWISE, AND FOR SUCH SUMS DUE BY REASON OF ANY BREACH BY PAYOR OF ANY COVENANT OR CONDITION OF THIS NOTE, WITH COSTS OF SUIT AND A REASONABLEATTORNEYS' COMMISSION FOR COLLECTION, AND FORTHWITH ISSUE A WRIT OR WRITS OF EXECUTION THEREON, WITH RELEASE OF ALL ERRORS, AND WITHOUT STAY OF EXECUTION, AND INQUISITION AND EXTENSION UPON ANY LEVY ON THE STOCK ARE HEREBY EXPRESSLY WAIVED, AND EXEMPTION OF ANY AND ALL STOCK FROM LEVY OR SALE BY VIRTUE OF ANY EXEMPTION LAW NOW IN FORCE OR WHICH MAY HEREAFTER BE ENACTED IS ALSO EXPRESSLY WAIVED BY PAYOR. PAYOR FURTHER AUTHORIZES AND EMPOWERS ANY ATTORNEY, EITHER IN ADDITION TO OR WITHOUT SUCH JUDGMENT FOR SPECIFIC SUMS DUE UNDER THIS NOTE, AS HEREINABOVE PROVIDED, TO APPEAR FOR PAYOR AND FOR ANY OTHER PERSON CLAIMING UNDER, BY OR THROUGH PAYOR, AND CONFESS JUDGMENT FORTHWITH AGAINST PAYOR AND SUCH OTHER PERSONS AND IN FAVOR OF PAYEE, WITH ALL THE CONDITIONS,
FEES, RELEASES, WAIVERS OF STAY OF EXECUTION AND WAIVER OF EXEMPTION TO ACCOMPANY SAID CONFESSION OF JUDGMENT FOR AMOUNTS DUE. IF A COPY OF THIS NOTE, VERIFIED BY AFFIDAVIT OF PAYEE, OR SOMEONE ON PAYEE'S BEHALF, SHALL HAVE BEEN FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL OF THIS NOTE AS A WARRANT OF ATTORNEY. THE ENTRY OF JUDGMENT UNDER THE FOREGOING WARRANT SHALL NOT EXHAUST THE WARRANT, BUT SUCCESSIVE JUDGMENTS MAY BE ENTERED THEREUNDER FROM TIME TO TIME AS OFTEN AS AN EVENT OF DEFAULT OCCURS. PAYEE MAY FORTHWITH ISSUE A WRIT OR WRITS OF EXECUTION FOR THE AMOUNT OF ANY JUDGMENT AND COSTS, WITHOUT LEAVE OF COURT. PAYOR ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED BY LEGAL COUNSEL IN CONNECTION WITH THE EXECUTION AND DELIVERY OF THIS NOTE, THE STOCK PURCHASE AGREEMENT AND ANY OTHER MATERIAL DOCUMENTS. PAYOR HEREBY EXPRESSLY WAIVES ITS RIGHT TO NOTICE AND HEARING WITH RESPECT TO THE CONFESSION OF JUDGMENT PROVISIONS SET FORTH HEREIN.

                       ARTICLE 11  WAIVER OF TRIAL BY JURY
                                   -----------------------

     PAYOR AND PAYEE, BY ACCEPTANCE OF THIS NOTE, HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN EVIDENCED BY THIS NOTE, THE APPLICATION FOR THE LOAN EVIDENCED BY THIS NOTE OR THE OTHER SECURITY DOCUMENTS OR ANY ACTS OR OMISSIONS OF PAYEE OR PAYOR.

                       ARTICLE 12  SUCCESSORS AND ASSIGNS
                                   ----------------------

     This obligation shall bind Payor and its successors and assigns, and the benefits hereof shall inure to Payee and its successors and assigns, and subsequent holders hereof.

                            ARTICLE 13  GOVERNING LAW
                                        -------------

     This note shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Pennsylvania without regard to its principles of choice of law.

                         ARTICLE 14  PARTIAL INVALIDITY
                                     ------------------

     In case any term or provision of this Note or the application thereof to any Person (as hereinafter defined) or any circumstances shall to any extent be unenforceable or invalid for any reason, the remainder of this Note, or the application of such term or provision to Persons or circumstances other than those as to which it is invalid or unenforceable, shall not be impaired thereby, and such provision shall be deemed modified to the extent necessary to be enforceable, or if such modification is not practicable, shall be deleted from this Note.

                             ARTICLE 15  DEFINITIONS
                                         -----------

     All capitalized terms used herein and not defined herein shall have the same meaning as set forth in the Stock Purchase Agreement. The word "Business
                                                                        --------
Day"  shall mean any day other than a Saturday, Sunday, public holiday under the
 --
laws of the commonwealth of Pennsylvania or other day on which banking institutions are authorized or obligated to close in Pennsylvania. The word "Payor" shall mean the corporation named in this Note, and the successors and
   ---
assigns  of  Payor.  The  word  "Person"  shall mean an individual, corporation,
                                 ------
partnership, trust, unincorporated association, joint venture, joint-stock company, government (including political subdivisions), governmental authority or agency, or any other entity.


                            ARTICLE 16  AUTHORIZATION
                                        -------------

     The Persons exceeding this instrument for and on behalf of Payor, hereby warrant, covenant, represent and confirm that they are duly and legally designated and authorized to execute and deliver this Note and that this instrument is valid and binding on Payor and the Land in accordance with its terms by reason of such execution.

                     ARTICLE 17  PAYEE"S RECORDS CONTROLLING
                                 ---------------------------

     The unpaid principal amount of this Note, the unpaid interest accrued hereon, the interest rate or rates applicable to such unpaid principal amount and the duration of such applicability shall at all times be ascertained from the records of Payee, which shall be conclusive absent manifest error.

                               ARTICLE 18  WAIVERS
                                           -------

     Except as expressly provided herein or therein, Payor hereby expressly waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, the Stock Purchase Agreement, the Stock Escrow Agreement and other Material Documents, and an action for amounts due hereunder or thereunder shall immediately accrue.
                               ARTICLE 19  NOTICES
                                           -------

     All notices, requests, demands, directions and other communications (collectively, "Notices") under the provisions hereof shall be in writing unless otherwise expressly permitted hereunder, shall be sent as provided in the Stock Purchase Agreement and shall be effective when received. Payee may rely on any notice purportedly made by or on behalf of Payor, and shall have no duly to verify the identity or authority of the person giving such notice.

                           ARTICLE 20  ATTORNEYS' FEES
                                       ---------------

     If this Note is placed in the hands of an attorney at law for collection by reason of an Event of Default on the part of Payor, Payor hereby agrees to pay to Payee, in addition to the sums stated above, the costs of collection, including reasonably attorneys' fees incurred in connection therewith.

                        ARTICLE 21  NO ORAL MODIFICATION
                                    --------------------

     This Note may not be amended, modified or supplemented orally, but only by an agreement in writing signed by the parties.
                    ARTICLE 22  JOINT AND SEVERAL OBLIGATIONS
                                -----------------------------

     The obligations of each person or entity comprising Payor hereunder and under the Stock Purchase Agreement and Stock Escrow Agreement shall be joint and several obligations.

                     ARTICLE 23  COMPLIANCE WITH USURY LAWS
                                 --------------------------

     It is the intention of the parties to conform strictly to the usury laws, whether state or federal, which are applicable to this Note. All agreements between Payee and Payor, whether now existing or hereafter arising and whether oral or written, are hereby expressly limited so that in no contingency or event whatsoever, whether by acceleration of maturity hereof or otherwise, shall the amount paid or agreed to be paid to Payee or the holder hereof, or collected by Payee or such holder, for the use, forbearance or detention of the money to be loaned hereunder or otherwise, or for the payment or performance of any covenant or obligation contained herein, or in any of the Loan Documents, exceed the maximum amount permissible under applicable federal or state usury laws. If under any circumstances whatsoever fulfillment of any provision hereof or of the Loan Documents, at the time performance of such provision shall be due, shall involve exceeding the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity; and if under any circumstances Payee or other holder hereof shall ever receive an amount deemed interest by applicable law, which would exceed the highest lawful rate, such amount that would be excessive interest under applicable usury laws shall be applied to the reduction of the principal amount owing hereunder or to other indebtedness secured by the Loan Documents and not the payment of interest, or if such excessive interest exceeds the unpaid balance of principal and such other indebtedness, the excess shall be deemed to have been a payment made by mistake and shall be refunded to Payor or to any other person making such payment on Payor's behalf. All sums paid or agreed to be paid to the holder hereof for the use, forbearance or detention of the indebtedness of Payor evidenced hereby, outstanding from time to time shall, to the extent permitted by applicable law, and to the extent necessary to preclude exceeding the limit of validity prescribed by law, be amortized, pro-rated, allocated and spread from the date of disbursement of the proceeds of this Note until payment in full of the Loan evidenced hereby and thereby so that the actual rate of interest on account of such indebtedness is uniform throughout the term hereof and thereof. The terms and provisions of this paragraph shall control and supersede every other provision of all agreements between Payor, any endorser or Guarantor and Payee.
                            ARTICLE 24  DEFINED TERMS
                                        -------------
     Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Stock Purchase Agreement.

IN WITNESS WHEREOF, Payor has duly executed and delivered this Note as of the day and year first above written.



ATTEST:     FTS  Group,  Inc.,  a  Nevada  corporation



____________________________     By:  __/s/  Scott  Gallagher_____________
                                      Scott  Gallagher,  President  &  CEO